                                                                    EXHIBIT 10.8


                      FORM OF KRONOS COST SHARING AGREEMENT

                                     between

1. KRONOS INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware/USA, with its principal office and seat of management in Leverkusen, Germany (hereinafter being referred to as "KII").

2. KRONOS EUROPE S.A./N.V., a corporation organized under the laws of the Kingdom of Belgium with its registered office at Gent, Belgium (hereinafter being referred to as "KEU").

3. KRONOS (US), INC., a corporation organized under the laws of the State of Delaware (USA), with its principal office in Houston, Texas (hereinafter being referred to as "KUS").

4. NL INDUSTRIES, INC., a corporation organized under the laws of the State of New Jersey (USA), with its principal office in Houston, Texas (hereinafter being referred to as "NL").

5. KRONOS TITAN GmbH & Co. OHG, a corporation organized under the laws of the Federal Republic of Germany with its seat in Leverkusen, Germany (hereinafter being referred to as "TG").

6. SOCIETE INDUSTRIELLE du TITANE S.A., a corporation organized under the laws of the Republic of France, with its registered office at Paris, France (hereinafter being referred to as "SIT").

7. KRONOS TITAN A/S, a corporation organized under the laws of the Kingdom of Norway, with its seat in Fredrikstad, Norway (hereinafter being referred to as "TAS").

8. TITANIA A/S, a corporation organized under the laws of the Kingdom of Norway, with its seat in Hauge i Dalane, Norway (hereinafter being referred to as "TIA").

9. KRONOS LTD., a corporation organized under the laws of the United Kingdom with its registered office at Wilmslow, Cheshire, United Kingdom (hereinafter being referred to as "KUK").

10. KRONOS CANADA, INC., a corporation incorporated under the laws of the Dominion of Canada with its registered office at Montreal, Canada (hereinafter being referred to as "KC").

11. KRONOS DENMARK ApS, a corporation organized under the laws of Denmark, with its registered office at Holte, Denmark (hereinafter being referred to as "KDK").

12. KRONOS LOUISIANA INC., a corporation organized under the laws of the state of Delaware (USA), with its principal office in Houston, Texas (hereinafter being referred to as "KLA").

Whereas, some of the parties hereto are parties to a cost sharing agreement dated December 31, 1993 (hereinafter referred to as the "1993 KRONOS Cost Sharing Agreement").

Whereas, KII has been organized with its seat of management in Germany in order to improve the worldwide coordination of management experience and in order to improve the position of the group in a unified European market.

Whereas, the parties hereto intend to rationalize the separate management responsibilities for the TiO2 business.

Whereas, the parties hereto wish to maximize their individual and collective profitability.

Whereas, TIA is engaged in the business of mining ilmenite which is a raw material necessary to the production of TiO2.

Whereas, the other parties hereto are engaged in either or both of the businesses of manufacturing and selling TiO2.

Whereas, KUS has expertise in:

         o        Information Systems

         o        Business Operations and Strategies

         o        Executive Management

         o        Credit and Collections

Whereas, KEU has expertise in:

         o        Sales and marketing of TiO2

         o        Information Systems

         o        Finance and Control

         o        Treasury, Credit, Collections, Factoring

Whereas, KII has expertise in:

         o        Customer Support

         o        Advertising

         o        Logistics

         o        Finance & Control

         o        Human resources and Legal

         o        Purchasing

         o        Production management

         o        Engineering

These areas of expertise of KUS, KEU and KII being hereinafter referred to as the "Common Areas of Interest".

Whereas, pursuant to the Services Agreement between NL and KUS dated January 1, 1995 (the "NL-KUS Agreement"), NL provides Tax Planning and Compliance services, Internal Audit services (including the services of the Internal Auditor employed by KEU) and Risk

Management services (including Risk Management services provided by NL through Contran Corporation) to KUS and other parties to this agreement and charges KUS for all such services.

Whereas the services of the Internal Auditor employed by KEU are under the direct supervision of the NL Internal Audit Department and are used for the benefit of other parties to this agreement.

Whereas, the parties hereto desire to benefit from the expertise of KUS, KEU and KII in the Common Areas of Interest.

Now, therefore, the parties hereto agree to what follows:

1. The old KRONOS Cost Sharing Agreement is terminated effective December 31, 2001.

2. KUS, KEU and KII shall advise, and coordinate the activities of the parties hereto in the Common Areas of Interest. In order to achieve a close cooperation in the Common Areas of Interest, the contracting parties shall be entitled to draw on the experience of KUS, KEU and KII on demand.

3. In their capacity as parties to this agreement KUS, KEU and KII have a mere advisory capacity and shall in no event be authorized to give binding directions to the other parties to this agreement or to act in their name or as their agent.

4. In order to compensate KUS, KEU, and KII for the continued extension of advice in the Common Areas of Interest, the parties hereto shall share the costs of KUS, KEU, and KII in the Common Areas of Interest. Further, in order to compensate KUS for NL costs charged under the NL-KUS Agreement for services rendered by NL to KUS as well as to other parties to this agreement, the parties hereto shall share such NL costs. The costs to be shared or other compensation agreed to, shall hereinafter be referred to as the "Reimbursable Costs". Any withholding tax or value added tax that shall arise with respect to any payment hereunder shall be for the account of the recipient of the services and will be payable in addition to the amount of Reimbursable Costs payable hereunder.

5. The parties hereto shall, before the beginning of each calendar year, agree on the budgeted amounts of Reimbursable Costs and the allocation method to be applied for the coming year. The initial method of allocation is attached hereto as Exhibit 1. Such allocation method may with mutual agreement be revised from time to time. All amounts on which the allocation is based shall be computed in US-$ for KUS and Euros for KEU and KII at the exchange rates applicable for the planning cycle.

6. KUS, KII and KEU shall charge quarterly in advance, based on their budgeted amounts for such quarter and on budgeted allocation keys, the participating parties hereto. Such payables of the participating parties are netted within the KRONOS netting system the first month of that quarter. After the end of each calendar year, KUS, KII and KEU shall each determine the annual total actual amount of its respective Reimbursable Costs and the final share of each obligated party and shall issue, based on actual allocation keys, a credit or debit note, as the case may be. All charges shall be made in the currency of the charging unit.

7. All internal audit costs of KEU shall be charged to NL. Internal audit costs charged to KUS by NL under the NL-KUS Agreement (which shall include a portion of the internal audit costs charged by KEU to NL), shall be charged to other parties to this agreement on a per diem basis as internal audit services are rendered to such parties. Per diem rates for such services shall be determined based on relevant salary, benefit, travel and other costs of the individuals performing and supervising such services.

8. Information Services from KUS shall be charged on a direct allocation basis as determined by the Director of IS.

9. Engineering charges from KII shall be charged on a direct allocation basis as determined by the KII Director of Engineering.

10. This agreement shall commence on January 1, 2002 and shall continue to be effective unless it is cancelled by any party giving three months advance written notice preceding the start of the next calendar year.

11. This agreement shall be governed by the laws of the Federal Republic of Germany

12. In case a successor should take over the business of a party to this agreement, in whole or in part, such successor shall assume the rights and obligations of the transferring party.

13. Any disputes arising out of or in connection with this agreement shall be settled by arbitration. The court of arbitration shall consist of three arbiters. The claimant and the defendant shall each appoint one arbiter; in the case of a plurality of parties on any one side, such parties must appoint a single arbiter jointly. If they cannot agree on a common arbiter, their arbiter shall be appointed by the German Institution for Arbitration (Deutsche Institution fur Schiedsgerichtsbarkeit e.V., Schedestrasse 13, 53113 Bonn). The two arbiters shall appoint a third arbiter; if they cannot agree, the third arbiter shall also be appointed by the German Institution for Arbitration. The location for any arbitrations shall be Leverkusen, Germany, unless another location is jointly agreed upon.


Made as of December 31, 2001

                                           Kronos Cost Sharing Agreement
                                             Effective January 1, 2002


                                                     Kronos International, Inc.
                                                     by:


                                                     ---------------------------


                                                     Kronos Europe S.A/N.V.
                                                     by:  E. Van der Auwera


                                                     ---------------------------


                                                     Kronos (US), Inc.
                                                     by:


                                                     ---------------------------


                                                     NL Industries, Inc.
                                                     by:


                                                     ---------------------------

                                  Kronos Cost Sharing Agreement
                                    Effective January 1, 2002


                                            Kronos Titan GmbH & Co. OHG.
                                            by:


                                            ------------------------------------


                                            Societe Industrielle du Titane S.A.
                                            by:  E. Van der Auwera


                                            ------------------------------------


                                            Kronos Titan A/S
                                            by:


                                            ------------------------------------


                                            Titania A/S
                                            by:


                                            ------------------------------------


                                            Kronos Ltd.
                                            by:


                                            ------------------------------------

                                           Kronos Cost Sharing Agreement
                                             Effective January 1, 2002


                                                     Kronos Canada, Inc.
                                                     by:


                                                     ---------------------------


                                                     Kronos Denmark ApS
                                                     by:


                                                     ---------------------------


                                                     Kronos Louisiana Inc.
                                                     by:


                                                     ---------------------------

                          KRONOS COST SHARING AGREEMENT
                            EFFECTIVE JANUARY 1, 2002
                                    EXHIBIT 1

                           INITIAL ALLOCATION METHODS


Note: Direct allocations include direct monetary allocation of a percent of a total expense, per diem allocations, and hourly allocations.


Billing Unit            Function                                             Allocation Method
------------            --------                                             -----------------
KUS                     Information Systems                                  Direct Allocations as determined by Director of IS
                                                                             based on specific services provided to KC, KEU, and
                                                                             TG.

                        Business Operations and Strategies                   Direct allocation, allocated and apportioned to TIA
                                                                             and producing units by: direct allocation to TIA,
                                                                             with balance of allocation apportioned to producing
                                                                             units based on their 2002 rated production capacity.

                        NL Tax Planning and Compliance                       Direct allocation, allocated and apportioned to TIA
                                                                             and producing units by: direct allocation to TIA,
                                                                             with balance of allocation apportioned (to TG, KC,
                                                                             KEU and TAS) based on their 2002 rated production
                                                                             capacity.

                        NL Risk Management                                   50% of costs apportioned to all parties to the
                        (including services provided by NL                   agreement (except KDK and KLA) based on 2002 budgeted
                        through Contran)                                     insurance premiums; 50% of costs allocated to same
                                                                             parties based on physical assets (net PP&E and
                                                                             Inventory as of 9/30/01).

                        NL Internal Audit                                    Per diem allocations based on time spent as
                                                                             determined by the Director, Internal Audit and
                                                                             Consulting.

                        Credit and Collections                               Direct allocation of 25% of credit manager's
                                                                             compensation plus related expenses.

KEU
                        Sales and Marketing                                  Direct allocation: part thereof directly allocated to
                                                                             KII and TIA and balance thereof apportioned to TG,
                                                                             KEU and TAS based on their 2002 production capacity.


                        Information Systems                                  Costs charged out based on CPU usage and number of
                                                                             users to KEU, TG, TAS, TIA, KUK, SIT, -*-KII, and
                                                                             KDK.

                        Finance & Control                                    Direct allocation by KEU Controller to SIT and KUK,
                                                                             units for which he is functionally responsible.

                        Treasury, Credit, Collections, Factoring             100% of costs incurred for services rendered to KII.

                        Customer Support                                     Direct allocation (to exclude TAS), apportioned to
KII                                                                          TG, KEU and KC based on their 2002 rated production
                                                                             capacity, with apportionment to KC based on only 10%
                                                                             of its rated production capacity.

                        Advertising                                          Apportioned to TG, KEU and TAS based on their 2002
                                                                             rated production capacity.

                        Logistics                                            Direct allocation, apportioned to TG, KEU, TAS and
                                                                             KII based on their budgeted 2002 distribution
                                                                             expenses.

                        Finance & Control                                    Direct allocation by KII Controller to KDK, for which
                                                                             he is functionally responsible. Direct allocation (to
                                                                             exclude certain costs) apportioned to TG, KEU, TAS,
                                                                             TIA, KUK, SIT, KII and KC based on their 2002 AOP
                                                                             trade sales.

                        Human Resources & Legal                              Direct allocation (to exclude certain costs)
                                                                             apportioned to TG, KEU, KWS, TAS, TIA, KUK, SIT and
                                                                             KII based on their projected plan headcounts as of
                                                                             year end 2002. Certain of the excluded costs are then
                                                                             apportioned based on 2002 AOP trade sales to TG, KEU,
                                                                             TAS, TIA, KUK and SIT.

                        Purchasing                                           Direct allocation (to exclude certain costs),
                                                                             apportioned to TG, KEU and TAS based on their
                                                                             budgeted 2002 purchases.

                        Production Management                                Direct allocation, allocated and apportioned by
                                                                             direct allocation to TIA, with balance apportioned
                                                                             based on their 2002 rated production capacity to TG,
                                                                             KEU, TAS and KC.

                        Engineering                                          Hourly allocations based on time spent as determined
                                                                             by KII Director of Engineering.